Exhibit 10.11



                          AMENDMENT TO PLEDGE AGREEMENT


     THE PLEDGE AGREEMENT made of the 10th day of January, 1996 by PAUL A. AMERSHADIAN, an individual ("Pledgor"), and delivered to INMARK SERVICES, INC., a Delaware corporation, and to its successors and assigns ("Pledgee") is hereby amended as of this 7th day of April, 1997 to include the addition of that certain Promissory Note dated April 7, 1997 in the amount of Twenty Five Thousand Dollars ($25,000) in such Pledge Agreement so as to have the Pledged Stock as set forth therein also provide collateral security for said Promissory Note dated April 7, 1997.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement.

                                      /s/ Paul A. Amershadian
                                      -------------------------------
                                      Paul A. Amershadian, Pledgor



                                      INMARK SERVICES, INC.


                                      By:  /s/ D.A. Bernard
                                      -------------------------------
                                      Title: Executive Vice President